UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(D) OF SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): March 29, 2002



                              VERADO HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                    0-24953                   33-0521976
(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)             File Number)            Identification No.)



     6080 GREENWOOD PLAZA BOULEVARD
      GREENWOOD VILLAGE, COLORADO                                80111
(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (303) 874-8010

ITEM 5.  OTHER EVENTS

           Verado Holdings, Inc., a Delaware corporation (the "Company"), issued a press release on April 9, 2002 announcing that the Company had sold its Denver, Colorado data center. That press release is attached hereto as Exhibit
99.1 and incorporated herein by reference.


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Date: April 9, 2002               VERADO HOLDINGS, INC.

                                       By: /S/ STEVEN D. BUTLER
                                           -----------------------------------
                                           Steven D. Butler
                                           President, Chief Operating Officer
                                            and Chief Financial Officer



                                  EXHIBIT INDEX

          Exhibit              Description
          -------              -----------

           99.1                Press Release dated April 9, 2002.